                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        FLORIDA PUBLIC UTILITIES COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Mildred K. Hall
                                   Secretary
                        Florida Public Utilities Company
                            401 South Dixie Highway
                         West Palm Beach, Florida 33402
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(j)(1), or 14a-6(i)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------
- ---------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        FLORIDA PUBLIC UTILITIES COMPANY
                            401 SOUTH DIXIE HIGHWAY
                         WEST PALM BEACH, FLORIDA 33402

                           TO BE HELD APRIL 18, 1995

                                                                   March 9, 1995

To the Common Stockholders of
FLORIDA PUBLIC UTILITIES COMPANY:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders of Florida Public Utilities Company will be held at the office of the Corporation, 401 South Dixie Highway, West Palm Beach, Florida, on Tuesday, April 18, 1995, at 11:00 A.M., Daylight Saving Time, for the following purposes:

          1. To elect two Directors;

          2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Further information regarding the business to be transacted at the meeting is given in the annexed Proxy Statement.

     ONLY THE HOLDERS OF RECORD OF COMMON STOCK AT THE CLOSE OF BUSINESS ON FEBRUARY 17, 1995 WILL BE ENTITLED TO VOTE AT THE MEETING OR ANY ADJOURNMENTS THEREOF. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE RESPECTFULLY REQUESTED TO READ THE ACCOMPANYING PROXY STATEMENT AND THEN DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                          By order of the Board of Directors,

                                          MILDRED K. HALL
                                            Secretary

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                        FLORIDA PUBLIC UTILITIES COMPANY
                            401 SOUTH DIXIE HIGHWAY
                         WEST PALM BEACH, FLORIDA 33402

                           TO BE HELD APRIL 18, 1995

                             ---------------------

                                                                   March 9, 1995

                             PROXY AND SOLICITATION

     The accompanying proxy is solicited on behalf of the Board of Directors of Florida Public Utilities Company (the "Corporation") for use at the Annual Meeting of the Stockholders of the Corporation (the "Annual Meeting") to be held on Tuesday, April 18, 1995, and at any and all adjournments thereof. A Stockholder who gives a proxy retains the right to revoke it any time before it is voted and such revocation is not limited or subject to compliance with any formal procedure. A proxy when given and not so revoked will be voted. This Proxy Statement and the accompanying proxy are being mailed to Stockholders commencing on or about March 9, 1995.

     The cost of soliciting proxies is to be borne by the Corporation. The Corporation has retained McCormick & Pryor Ltd., 26 Broadway, Suite 1640, New York, New York 10004 to assist in the solicitation of proxies at an estimated cost of $4,500 plus reasonable out-of-pocket expenses. The Corporation will, upon request, pay brokers and other persons holding stock in their names or in the names of nominees their expenses for sending proxy material to principals and obtaining their proxies. In addition to the solicitation of proxies by mail, proxies may be solicited by personal interview, by telephone or by telegraph by certain of the Corporation's employees without compensation therefor.

                      STOCK OUTSTANDING AND VOTING RIGHTS

     On February 17, 1995, the Corporation had outstanding 1,445,259 shares of Common Stock (exclusive of 32,400 shares held of record by its subsidiary, Flo-Gas Corporation, and 89,460 shares held of record as treasury stock, none of which are entitled to vote), being the only class of stock entitled to vote, the holders thereof being entitled to one vote for each share held. Only Stockholders of record at the close of business on February 17, 1995, the record date, will be entitled to vote at the Annual Meeting or any adjournments thereof. Assuming a quorum is present, the affirmative vote of the holders of a majority of the votes present or represented at the Annual Meeting is required for election of Directors. Therefore, any shares of Common Stock which are not voted on this matter at the Annual Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the election of Directors.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following are known to the Corporation to be the beneficial owners of more than five percent of the Corporation's voting securities at the record date, February 17, 1995.

                                 NAME AND ADDRESS                    AMOUNT AND NATURE
                                   OF BENEFICIAL                       OF BENEFICIAL     PERCENT
TITLE OF CLASS                       OWNERSHIP                           OWNERSHIP       OF CLASS
- --------------   -------------------------------------------------  -------------------  --------
Common           Essex & Company                                     156,777 Trusts(1)     10.8%
                   First Union Corporation
                   1200 First Union Plaza
                   Charlotte, North Carolina 28288
Common           Robert L. Terry                                      85,500 Direct         5.9%
                   137 Kings Road
                   Palm Beach, Florida 33480
Common           Atlee M. Kohl                                       101,100 Trusts(2)      7.0%
                   3007 Skyway Circle North
                   Irving, Texas 75038
Common           Chesapeake Utilities Corporation                    102,732 Direct         7.1%
                   861 Silverlake Boulevard
                   Cannon Building
                   Dover, Delaware 19901

- ---------------

(1) Robert L. Terry, a Director of the Corporation, is Co-Trustee for trust accounts established under the wills of his parents and shares voting and dispositive powers for this stock.
(2) Atlee M. Kohl is deemed to be the beneficial owner and shares voting and dispositive powers for 38,100 shares, 30,000 shares, 30,000 shares and 3,000 shares owned by Woodland Investment Company, Kohl Gift Trust, Woodland Investment Trust and The Atlee Kohl Family Foundation, respectively.

                       NOMINEES AND CONTINUING DIRECTORS

     Two Directors are to be elected for terms expiring at the Annual Meeting in 1998 or until their respective successors are duly elected and qualify. There are no arrangements or understandings between any Director and any other person pursuant to which the Director was elected.

     The shares represented by the proxies which are executed and returned will be voted at the Annual Meeting for the election, as Directors, of the nominees named in the table set forth below unless authority to vote for the nominees is expressly withheld.

     Should any of the nominees become unavailable for any reason (which is not anticipated), the proxies (except for those marked to the contrary) may be voted for such other person or persons as may be selected by the Board of Directors of the Corporation.

     As of February 17, 1995, the nominees for Directors and Directors whose terms of office as Directors will continue after the Annual Meeting beneficially owned stock of the Corporation in the amounts set forth opposite their names (such ownership being as reported by these individuals to the Corporation).

                                                                      SECURITIES OWNED
                                                                   SHARES OF COMMON STOCK
         NOMINEE OR IDENTITY OF GROUP,                  FIRST     -------------------------
           PRINCIPAL OCCUPATION FOR                    BECAME A   BENEFICIAL     PERCENT
                LAST FIVE YEARS                  AGE   DIRECTOR   OWNERSHIP      OF CLASS
- -----------------------------------------------  ---   --------   ----------   ------------
TO BE ELECTED FOR TERMS ENDING IN 1998
Constant A. Benoit, Jr. (1)(2)(3)                71      1983           100    Less than 1%
  Executive Vice President of Data
  Tech, Ltd. of Palm Beach, FL
  since June 1993; President of
  Florida Diesel Truck and Marine
  Services, Inc. of Riviera Beach, FL
  May 1992 to April 1993;
  Self-employed as Investor prior
  to that
Franklin C. Cressman(4)(5)                       61      1981         8,592    Less than 1%
  President and Chief Executive Officer
  of the Corporation
TO CONTINUE IN OFFICE UNTIL 1997
Daniel Downey(1)(2)(4)(6)                        72      1974           100    Less than 1%
  Partner in the Palm Beach,
  Florida Law Firm of Downey
  & Downey, P.A.
John T. English                                  51      1994         2,569    Less than 1%
  Senior Vice President of the
  Corporation since January 1993;
  Vice President March 1991
  to December 1992;
  Fernandina Beach Division
  Manager prior to that
Robert L. Terry(3)(4)(7)(8)                      75      1952        85,500            5.9%
  Chairman of the Executive
  Committee of the Corporation
TO CONTINUE IN OFFICE UNTIL 1996
E. James Carr, Jr.(1)(2)                         68      1990           100    Less than 1%
  Retired Business Executive since
  December 1991; Director
  of Industrial Services for
  Goodwill Industries, Inc.
  West Palm Beach, FL prior to that
Gordon O. Jerauld                                73      1969         9,432    Less than 1%
  Retired Utility Executive
  since September 1991;
  Senior Vice President of
  the Corporation prior to that

     In addition to the directors named above, the following executive officers of the Corporation individually and beneficially owned the shares of Common Stock as set forth opposite their respective names.

                                                                     SHARES
          NAME                           TITLE                 BENEFICIALLY OWNED
- -------------------------    ------------------------------    ------------------
Charles L. Stein             Vice President                             747
Darryl L. Troy               Vice President                           1,859
Jack R. Brown                Treasurer                                1,579
Mildred K. Hall              Secretary                                4,021

     All directors and executive officers as a group (11 individuals) beneficially owned 114,599 shares (7.9%) of Common Stock of the Corporation.

NOTES:
 (1) Member of Audit Committee; Daniel Downey, Chairman.
 (2) Member of Compensation Committee; E. James Carr, Jr., Chairman.
 (3) Constant A. Benoit, Jr. is the son-in-law of Robert L. Terry.
 (4) Member of Executive Committee; Robert L. Terry, Chairman.
 (5) In addition, Franklin C. Cressman's wife owns 1,007 shares of Common Stock as to which Mr. Cressman disclaims any beneficial ownership; and Mr. Cressman owns 88 shares of 4 3/4% Preferred Stock.
 (6) Daniel Downey's wife owns 2,669 shares of Common Stock as to which Mr. Downey disclaims any beneficial ownership.
 (7) In addition, Robert L. Terry's wife owns 2,730 shares of Common Stock and 205 shares of 4 3/4% Preferred Stock as to which Mr. Terry disclaims any beneficial ownership.
 (8) Robert L. Terry may be considered a control person.

All of the above are also Directors of Flo-Gas Corporation, a wholly-owned subsidiary, of which Mr. Cressman is the President and Chief Executive Officer.

     Under the securities laws of the United States, the Corporation's directors, executive officers and any persons holding more than ten percent of the Corporation's Common Stock are required to report their initial ownership of the Corporation's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the American Stock Exchange. All of these filing requirements were satisfied in 1994. In making this disclosure, the Corporation has relied solely on written representations of its directors and executive officers (there are no ten percent holders) and copies of the reports that they have filed with the Commission.

                       BOARD OF DIRECTORS AND COMMITTEES

     During the year 1994 the Directors held four meetings. All of the Directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served.

     Each Director who is not also an officer or employee of the Corporation receives an annual retainer in the form of 100 shares of the Corporation's Common Stock and is paid $400 in cash for attendance at each meeting of the Board of Directors and an annual fee of $300 in cash for each Board-constituted Committee on which he serves, plus any reasonable expenses. Directors who are employees of the Corporation receive no compensation for attending Board meetings or serving on committees.

     Members of the Board of Directors are elected to various committees. The present committees of the Board and their respective chairmen are: Executive Committee, Robert L. Terry; Audit

Committee, Daniel Downey; and Compensation Committee, E. James Carr, Jr. The Corporation does not have a Nominating Committee. During 1994, the Audit Committee and the Compensation Committee each met one time. The Executive Committee held no meetings in 1994.

     The functions of the Audit Committee are to: (1) recommend the selection, retention and termination of the Corporation's external auditors; (2) approve in advance the types of professional services for which the Corporation would retain the external auditors and consider whether any such service would impair the independence of the external auditors; (3) review the overall scope of the audit with external auditors, the financial statements and external audit results and recommendations of the independent audit with management; and (4) provide whatever additional function it deems necessary in connection with the internal accounting and reporting practices of the Corporation.

     The functions of the Compensation Committee are to: (1) develop and define a Corporate Executive Compensation Policy; (2) review and recommend to the Board of Directors adjustments to the salaries of elected officers of the Corporation; and (3) perform such related duties as may be requested by the Board.

                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid by the Corporation to Franklin C. Cressman, President and Chief Executive Officer, during the three calendar years ended December 31, 1994. Except for Mr. Cressman, no executive officer of the Corporation had annual compensation of more than $100,000 during the three calendar years ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM COMPENSATION
                                                                                       -----------------------------------------
                                                    ANNUAL COMPENSATION                                  AWARDS
                                        -------------------------------------------    -----------------------------------------
                                                                        OTHER                  RESTRICTED      OPTIONS/
        NAME AND             FISCAL                                    ANNUAL                     STOCK          SARS
   PRINCIPAL POSITION         YEAR      SALARY($)     BONUS($)     COMPENSATION($)             AWARD(S)($)       (#)
- -------------------------    ------     ---------     --------     ---------------             -----------     --------
Franklin C. Cressman          1994       139,548          --              --                        NA             NA
 President and Chief          1993       129,279          --              --                        NA             NA
 Executive Officer            1992       124,980          --              --                        NA             NA

                    LONG-TERM COMPENSATION
                    ----------------------
                             PAYOUT
                          -----------
                           LONG-TERM
                           INCENTIVE                    ALL
        NAME AND              PLAN                     OTHER
   PRINCIPAL POSITION      PAYOUTS($)             COMPENSATION($)
- -------------------------  ----------             ---------------
Franklin C. Cressman            NA                       --
 President and Chief            NA                       --
 Executive Officer              NA                       --

     The Corporation has no stock option plans, has awarded no stock appreciation rights, and has no bonus or long-term incentive plans.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     In February 1986 the Corporation entered into an employment agreement with Franklin C. Cressman which terminates on April 1, 1995. The agreement specifies the terms of employment, including a minimum annual salary. Employment shall be at will; but, if employment is terminated without cause, Mr. Cressman shall receive monthly severance benefits equal to his normal retirement monthly benefit payable at age 65. In addition, the Corporation shall provide him with the same medical and life insurance benefits provided by the Corporation's employee insurance benefits program, which benefits shall continue from the date of termination until he attains age 65.

     In December 1991 the Corporation entered into an employment agreement with John T. English which terminates on June 1, 1996. The agreement specifies the terms of employment, including a minimum annual salary. Employment shall be at will; but, if employment is terminated (1) without cause, Mr. English shall receive severance benefits equal to his then current annual salary payable in twenty-four semi-monthly payments, or (2) upon change of control (as defined in such employment agreement), he shall receive a lump sum payment equal to three times his pre-change of control annual base salary. In addition, the Corporation shall provide him, his spouse and his children with the same medical and life insurance benefits provided by the Corporation's employee benefits program, which benefits shall continue from the date of termination for one year in the event of termination without cause or for two years in the event of termination upon change of control.

                         COMPENSATION COMMITTEE REPORT

     The Corporation's executive compensation philosophy is to establish and maintain appropriate executive compensation levels comparable to the compensation practices of other regulated utilities of similar size based on annual revenues and number of employees. The philosophy is essentially to maintain compensation near the average for the comparable survey group. The Compensation Committee establishes and administers the Corporation's executive compensation program to achieve objectives which support the long-term success of the Corporation. These objectives include the ability to attract and retain high caliber executives, to motivate and reward executive and corporate performance and to align the interests of executives with those of the Corporation's Stockholders. Executive compensation has been, and will continue to be, tax deductible.

     The Compensation Committee is comprised of members appointed by the Board of Directors. All members of the Compensation Committee are independent Directors who are not, and have not been, employees of the Corporation. The Compensation Committee periodically directs an independent consulting firm to perform a study of executive compensation levels in order to establish salary grade ranges. The study is based on comparable positions in companies from the small electric, gas and combination utility sector selected by the consultant. The comparable company group is not used as an index for the corporate performance graph included as a part of this proxy statement.

     Annually the Chief Executive Officer informs the Committee as to management proposals for remuneration of the Corporation's executive officers other than that of the Chief Executive Officer. Factors considered by the Chief Executive Officer are typically subjective and include his perception of the individual's performance, decision-making responsibility, experience and leadership skills. Performance is considered the single most important factor and half of the weight is placed in this area. The remaining factors are weighted equally in the total measurement. The recommendations of the Compensation Committee are reviewed for approval.

     The Compensation Committee reviews the Chief Executive Officer's annual recommendations on executive compensation, compares them to the established salary ranges, makes adjustments, if any, and recommends the adjusted compensation levels to the Board of Directors for approval. The recommendations of the Committee are reviewed and approved by the full Board, except that the Chief Executive Officer and other Directors who are also officers or employees of the Corporation do not attend that portion of the Board meeting at which their compensation is discussed nor do they participate in the review or vote on the approval of their compensation.

     As indicated in the discussion above, the Corporation's executive compensation program is based on competitive comparative salary ranges which are adjusted annually upon review by the Compensation Committee. Based on the results of an independent executive compensation study performed for the Committee in November 1993 and the Consumer Price Index inflation trend, executive officers, except the Chief Executive Officer, were granted increases in 1994 annual salaries ranging from 5.9% to 7.7%. The Chief Executive Officer, Franklin C. Cressman, was granted a 1994 salary increase of 8.5%.

     The Corporation's executive compensation program contains no incentive components such as annual bonuses, options/SAR grants, excess pension awards, or long-term incentive programs. All executives are covered by the Corporation's non-participating defined benefit pension program, as set forth in another section of this proxy statement, and are eligible to participate in the Corporation's employee stock purchase plan according to the terms and conditions available to all employees.

     Names of Compensation Committee members: E. James Carr, Jr. (Chairman), Daniel Downey and Constant A. Benoit, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the most recent fiscal year, no member of the Compensation Committee was, or formerly was, an officer or employee of the Corporation or its subsidiary or, except for Daniel Downey, had any relationship requiring disclosure under Item 404 of Regulation S-K of the Securities and Exchange Commission. Mr. Downey is a partner in the Palm Beach, Florida, law firm of Downey & Downey, P.A., which firm renders various legal services to the Corporation in the ordinary course of its business. In addition, no executive officer or Director serves on the Board of Directors or Compensation Committee of another company where an executive officer or director of the other company also serves on the Board of Directors or Compensation Committee of the Corporation.

                          CORPORATE PERFORMANCE GRAPH

     The following graph compares total shareholder returns over the last five calendar years to the Standard & Poor's 500 Stock Index (S&P 500) and Standard & Poor's Utilities Index (S&P Utilities). Total return values for the S&P 500, S&P Utilities and Florida Public Utilities Company (FPU) were calculated based on cumulative total return values assuming reinvestment of dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDERS RETURN

       Among Florida Public Utilities Company, S&P 500 and S&P Utilities

                                 Florida Pub-
      Measurement Period         lic Utilities   S&P 500 Stock   S&P Utilities
    (Fiscal Year Covered)           Company          Index           Index
1989                                       100             100             100
1990                                     71.00           97.00           97.00
1991                                     91.00          126.00          112.00
1992                                     99.00          136.00          121.00
1993                                     99.00          149.00          138.00
1994                                     91.00          152.00          127.00

                          EMPLOYEE STOCK PURCHASE PLAN

     This plan was approved by the Stockholders on April 19, 1966. It provides that eligible employees of the Corporation who are participants in the Plan may save regularly by payroll deductions and twice each year use these savings to purchase Common Stock of the Corporation at a price of 90% of the closing price on the American Stock Exchange on the date such option is granted, or on the last preceding day such quotation is available. The maximum allowable amount of payroll deduction is 15% of the employee's regular pay. In respect of the year 1994, cash credits for purchases under the Plan amounted to $325 for Franklin C. Cressman. Future cash credits will be based on the number of shares purchased, option price, fair market value and whether the plan continues in effect.

                                RETIREMENT PLAN

     The Corporation maintains a defined benefit Pension Plan for substantially all employees. Plan benefits are based on an employee's years of credited service and average Plan compensation during his highest five consecutive years in his last ten years of service. The following table shows estimated annual benefits payable upon normal retirement to persons in specified remuneration and year-of-service classifications.

 AVERAGE FINAL
  COMPENSATION
   DURING THE                    ESTIMATED ANNUAL RETIREMENT BENEFIT
MEMBER'S HIGHEST                 AT AGE 65 OF A NEW PLAN MEMBER FOR
 5 OF THE LAST                     REPRESENTATIVE YEARS OF SERVICE
  10 YEARS OF       -------------------------------------------------------------
CREDITED SERVICE    15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ----------------    ---------    ---------    ---------    ---------    ---------
    $ 20,000        $   3,000    $   4,000    $   5,000    $   6,000    $   7,000
      40,000            6,000        8,000       10,000       12,000       14,000
      60,000            9,900       12,600       15,100       18,000       21,000
      80,000           14,800       19,200       23,300       27,700       32,300
     100,000           19,800       25,800       31,600       37,600       43,800
     120,000           24,700       32,400       39,800       47,500       55,400
     140,000           29,700       39,000       48,100       57,400       66,900
     160,000           34,600       45,600       56,300       67,300       78,500
     180,000           39,600       52,200       64,600       77,200       90,000

     Compensation under the Plan is the regular salary paid to an employee for service rendered to the Corporation, including commissions but excluding any bonuses and pay for overtime or special pay. Mr. Cressman has completed 33 years of credited service in the Plan.

     The benefits shown in the above table are straight-life annuity amounts. They are not subject to any deduction for Social Security or other offset amounts. The benefit formula is dependent in part on each employee's Social Security Covered Compensation which varies by year of birth and is an average of Social Security taxable wage bases.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended for inclusion in the 1996 Proxy and Proxy Statement must be received by the Secretary of the Corporation, 401 South Dixie Highway, West Palm Beach, Florida 33402, not later than November 15, 1995.

                                 ANNUAL REPORT

     The financial statements and auditors' opinion are contained in the Corporation's Annual Report for the year ended December 31, 1994, which has been mailed to all Stockholders of the Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Deloitte & Touche, independent public accountants, has been appointed by the Board of Directors each year for many years to examine the accounts of the Corporation. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

                            DISCRETIONARY AUTHORITY

     The Corporation has no knowledge of any business to be brought before the Annual Meeting other than that which is specified in the notice of such meeting or may arise in connection with or for the purpose of effecting the same. Should any other business properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                                                      APPENDIX A

                       FLORIDA PUBLIC UTILITIES COMPANY
                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 18, 1995
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert L. Terry and Franklin C. Cressman, or any one of them with power of substitution in each, proxies to vote all Common Stock of FLORIDA PUBLIC UTILITIES COMPANY which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of said Coorporation to be held on Tuesday, April 18, 1995, and all adjournments thereof, as designated below.

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DESCRIBED ON THE REVERSE HEREOF BY THE STOCKHOLDER. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES NOMINATED IN ITEM 1.

                    (CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)




                                                FLORIDA PUBLIC UTILITIES COMPANY
                                                P.O. BOX 11172
                                                NEW YORK, NY 10203-9172

1.  To elect two Directors                                               2.  To transact such other business as may
                                                                             properly come before the meeting or any
For / /  Withheld / /  Exceptions* / /                                       adjournment or adjournments thereof.

NOMINEES:  CONSTANT A. BENOIT, JR. and FRANKLIN C. CRESSMAN

*Exceptions
           ------------------------------------------------

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided.

                                                                                                             / /
                                                                      Change of Address or

                                                                      Comments Mark here


                                                                   PLEASE SIGN EXACTLY AS NAME OR NAMES APPEAR ON THIS PROXY.  IF
                                                                   STOCK IS HELD JOINTLY, EACH HOLDER SHOULD SIGN.  IF SIGNING
                                                                   AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, CUSTODIAN,
                                                                   GUARDIAN, OR CORPORATE OFFICER, PLEASE GIVE FULL TITLE.

                                                                   DATE                                                    19
                                                                        ---------------------------------------------------  ------

                                                                   SIGNED
                                                                          ---------------------------------------------------------

                                                                   ----------------------------------------------------------------

                                                                   VOTES MUST BE INDICATED
SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE            (X) IN BLACK OR BLUE INK.               / /
ENCLOSED ENVELOPE.
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